UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 25, 2018

Newmark Group, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-38329	81-4467492
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

125 Park Avenue, New York, NY 10017

(Address of principal executive offices)

Registrant’s telephone number, including area code: (212) 372-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

The previously reported retirement of John H. Dalton from the Board of Directors of Newmark Group, Inc. (the “Company”) was effective at the Company’s 2018 Annual Meeting of Stockholders (the “Annual Meeting”), which was held on September 25, 2018.

ITEM 5.07. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Annual Meeting was held on September 25, 2018. The following matters were voted on at the Annual Meeting:

•	The election of four directors to hold office until the next annual meeting of stockholders and until their respective successors have been duly elected and qualified;

•	The approval of an advisory vote on executive compensation; and

•	The approval of an advisory vote on the frequency of future advisory votes on executive compensation.

For more information about the foregoing proposals, see the proxy statement for the Annual Meeting.

At the Annual Meeting, holders of Class A common stock were entitled to one vote per share, and holders of Class B common stock were entitled to 10 votes per share, and the two classes voted together as a single class on each of the matters submitted to a vote of stockholders. The aggregate number of votes for and against and withheld votes, abstentions and broker non-votes cast by holders of Class A and Class B shares with respect to each matter voted upon at the Annual Meeting are set forth below:

Proposal 1 – Election of Directors

Directors	For	Withheld	Broker Non- Votes
Howard W. Lutnick	286,259,498	6,613,037	4,449,487
Michael Snow	288,577,504	4,295,031	4,449,487
Virginia S. Bauer	291,161,749	1,710,786	4,449,487
Peter F. Cervinka	291,161,985	1,710,550	4,449,487

The four nominees were elected to the Board of Directors and will serve as directors until the Company’s next annual meeting and until their respective successors have been duly elected and qualified.

Proposal 2 – Approval of an advisory vote on executive compensation

For	Against	Abstain	Broker Non-Votes
289,215,954	3,253,898	402,683	4,449,487

Stockholders approved, on an advisory basis, the Company’s executive compensation.

Proposal 3 – Approval of an advisory vote on the frequency of future advisory votes on executive compensation

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
14,873,913	20,459	277,971,761	6,402	4,449,487

Stockholders approved, on an advisory basis, three years as the frequency with which stockholders are provided an advisory vote on executive compensation. Based on the recommendations of the Board of Directors and its Compensation Committee to hold advisory votes on executive compensation every three years and the vote of the stockholders on this matter, the Company has decided that an advisory vote on executive compensation will be held every three years until the next advisory vote on the frequency of future stockholder advisory votes on executive compensation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Newmark Group, Inc.

Date: September 26, 2018	By:	/S/ HOWARD W. LUTNICK
Name: Howard W. Lutnick
Title: Chairman

[Signature Page to Form 8-K, dated September 26, 2018, regarding actions taken at Newmark Group, Inc.’s 2018

Annual Meeting of Stockholders]